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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82325) of Wyndham International, Inc. of our report dated June 18, 2001 relating to the financial statements of the Wyndham International Employee Savings and Retirement Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
Hartford, Connecticut
June 25, 2001